                         QUANTA CAPITAL HOLDINGS LTD.

                         2003 LONG TERM INCENTIVE PLAN

     1. PURPOSES. The purposes of the 2003 Long Term Incentive Plan are to advance the interests of Quanta Capital Holdings Ltd. and its shareholders by providing a means to attract, retain, and motivate employees and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

     "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least
20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

     "Award" means any Option, SAR, Restricted Share, Restricted Share Unit,
Performance Award, Dividend Equivalent, Other Share-Based Award or Director's
Share granted to an Eligible Employee under the Plan.

     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     "Beneficiary" means the person, persons, trust or trusts which have been designated by such Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

     "Committee" means the Compensation Committee of the Board, or such other
Board committee or subcommittee (or the entire Board) as may be designated by the Board to administer the Plan. In the case of awards governed by Code section 162(m), the committee members will be "outside directors" qualified to make and administer such awards, pursuant to Code section 162(m) and the underlying regulations.

     "Company" means Quanta Capital Holdings Ltd., a corporation organized under the laws of Bermuda, or any successor corporation.

     "Director" means a non-employee member of the Board.

     "Director's Shares" means Shares granted to a Director as payment of the
Director's annual retainer fee pursuant to the Director's election under
Section 7 of the Plan.

     "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

     "Eligible Employee" means (1) an employee of the Company or its
Subsidiaries or Affiliates, including any director who is an employee, who is responsible for or contributes to the management, growth and/or profitability of the business of the Company, its Subsidiaries or Affiliates, (2) any
Director, and (3) any consultant performing service for the Company or its
Subsidiaries or Affiliates who is designated eligible to receive an Award.
Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a

Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

     "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee.
Unless otherwise determined by the Committee in good faith, the Fair Market
Value of Shares as of any given date prior to the existence of a public market for the Company's Shares shall mean the Company's book value. Thereafter, unless otherwise determined by the Committee in good faith, the Fair Market
Value of Shares shall mean the mean between the high and low selling prices per
Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange (not including the PORTAL Market) on which the Shares are traded, as such prices are officially quoted on such exchange. However, notwithstanding the above, in the case of any broker-assisted exercise of stock options or
SARs, if stock is sold to cover the exercise price of the option or the withholding required with respect to the option or SAR, the Fair Market Value of Shares is deemed to be the selling price of the shares sold incident to the broker-assisted exercise, unless a different Fair Market Value is otherwise determined by the Committee in good faith.

     "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     "NQSO" means any Option that is not an ISO.

     "Option" means a right, granted under Section 5(b) or Section 7, to purchase Shares.

     "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

     "Participant" means an Eligible Employee or Director who has been granted an Award under the Plan.

     "Performance Award" means any Option, SAR, Restricted Stock, or Restricted
Share Unit that is subject to the achievement of performance criteria listed in
Section 5(f).

     "Performance Unit" means a performance unit granted under Section 5(f).

     "Plan" means this 2003 Long Term Incentive Plan.

     "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

     "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

     "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and
Exchange Commission under Section 16 of the Exchange Act.

     "SAR" or "Share Appreciation Right" means the right, granted under Section
5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

     "Shares" means common shares, $.01 par value per share, of the Company.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations
(other than the last corporation in the unbroken chain) owns shares possessing
50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

 3. ADMINISTRATION.

       (a) Authority of the Committee. The Plan shall be administered by the
    Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

       (i)        to select Eligible Employees to whom Awards may be granted;

       (ii)       to designate Affiliates;

       (iii)      to determine the type or types of Awards to be granted to
                  each Eligible Employee;

       (iv)       to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or
                  purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall
                  determine), and all other matters to be determined in
                  connection with an Award;

       (v)        to determine whether, to what extent, and under what
                  circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited,
                  exchanged, or surrendered;

       (vi)       to determine whether, to what extent, and under what
                  circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either
                  automatically, at the election of the Committee, or at the election of the Eligible Employee;

       (vii)      to prescribe the form of each Award Agreement, which need not be identical for each Eligible Employee;

       (viii)     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

       (ix)       to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the
                  Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

       (x)        to accelerate the exercisability or vesting of all or any
                  portion of any Award or to extend the period during which an
                  Award is exercisable; and

       (xi)       to make all other decisions and determinations as may be
                  required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the
                  Plan.

       (b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates,
    Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the
    Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the
    Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to
    Section 16 of the Exchange Act, to perform such other functions as the
    Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law. Notwithstanding any provision of this Plan to the contrary, the Committee may grant Awards which are subject to the approval of the Board; provided that an Award shall be subject to Board approval only if the Committee expressly so states.

       (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the
    Company to assist in the administration of the Plan. No member of the
    Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the
    Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

       (d) Limitation on Committee's Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section
    162(m)(4)(C) of the Code, if the Award Agreement so provides, the
    Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the
    Award to lose its qualification as such performance-based compensation.

     4. SHARES SUBJECT TO THE PLAN.

       (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance under the Plan shall be 5,850,000.
    No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the
    Plan, exceeds the number of Shares reserved under the preceding sentence.
    If any Awards are forfeited, cancelled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised. Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options and SARs may be granted during a calendar year to any Eligible Employee under this Plan shall be 700,000 Shares and (ii) with respect to Restricted Shares and
    Restricted Share Units (including Awards intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C)
    of the Code) shall be the equivalent of 250,000 Shares during a calendar year to any Eligible Employee under this Plan.

       (b) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including
    Shares acquired by purchase in the open market or in private transactions.

       (c) In the event that the Committee shall determine that any dividend in
    Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the
    Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (1) the number and kind of shares which may thereafter be issued under the Plan, (2) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (3) the exercise price, grant price, or purchase price relating to any
    Award; provided, however,  in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any
    Subsidiary or Affiliate or the financial

   statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles;
   provided, however,  that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

     5. SPECIFIC TERMS OF AWARDS.

       (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to
    Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Employee.

       (b) Options. The Committee is authorized to grant Options, which may be
    NQSOs or ISOs, to Eligible Employees on the following terms and conditions:

       (i)        EXERCISE PRICE. The exercise price per Share purchasable
                  under an Option shall be determined by the Committee, and the
                  Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria described in Section 5(f)(i) if deemed appropriate by the Committee.

       (ii)       OPTION TERM. The term of each Option shall be determined by the Committee, but such term shall not exceed ten years.

       (iii)      TIME AND METHOD OF EXERCISE. The Committee shall determine at the date of grant or thereafter the time or times at which an
                  Option may be exercised in whole or in part (including,
                  without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid
                  (including, without limitation, broker-assisted exercise
                  arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be
                  delivered to Eligible Employees; provided, however,  that in no event may any portion of the exercise price be paid with
                  Shares acquired either under an Award granted pursuant to
                  this Plan, upon exercise of a stock option granted under
                  another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

       (iv)       ISOs. The terms of any ISO granted under the Plan shall
                  comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the earlier of the date of adoption or shareholder approval of the Plan.
                  ISOs may only be granted to employees of the Company or a
                  Subsidiary, and cannot be transferred other than by will or the laws of descent or distribution.

       (c) SARs. The Committee is authorized to grant SARs to Eligible
    Employees on the following terms and conditions:

       (i)        RIGHT TO PAYMENT. A SAR shall confer on the Eligible Employee to whom it is granted a right to receive with respect to each
                  Share subject thereto, upon exercise thereof, the excess of
                  (1) the Fair Market Value of one Share on the date of
                  exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price of the SAR as
                  determined by the Committee as of the date of grant of the
                  SAR (which, in the case of a SAR granted in tandem with an
                  Option, shall be equal to the exercise price of the
                  underlying Option).

       (ii)       OTHER TERMS. The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Employees, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR, including the achievement of performance criteria described in Section 5(f)(i). Unless the
                  Committee determines otherwise, a SAR (1) granted in tandem with a NQSO may be granted at the time of grant of the
                  related NQSO or at any time thereafter or (2) granted in
                  tandem with an ISO may only be granted at the time of grant of the related ISO.

       (d) Restricted Shares. The Committee is authorized to grant Restricted
    Shares to Eligible Employees on the following terms and conditions:

       (i)        ISSUANCE AND RESTRICTIONS. Restricted Shares shall be subject to such restrictions on transferability and other
                  restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions, if any, may lapse separately or in combination at such times, under such
                  circumstances (including, without limitation, upon
                  achievement of performance criteria if deemed appropriate by the Committee), in such installments or otherwise, as the
                  Committee may determine. Except to the extent restricted
                  under the Award Agreement relating to the Restricted Shares, an Eligible Employee granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is
                  conditioned on the achievement of performance criteria, the
                  Committee shall select the criterion or criteria from the
                  list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

       (ii)       FORFEITURE. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of
                  employment during any applicable restriction period,
                  Restricted Shares and any accrued but unpaid dividends or
                  Dividend Equivalents that are at that time subject to
                  restrictions shall be forfeited; provided, however,  that the
                  Committee may provide, by rule or regulation or in any Award
                  Agreement, or may determine in any individual case, that
                  restrictions or forfeiture conditions relating to Restricted
                  Shares will be waived in whole or in part in the event of
                  terminations resulting from specified causes, and the
                  Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares, provided that such waivers do not violate any provisions of Code section 162(m).

       (iii)      CERTIFICATES FOR SHARES. Restricted Shares granted under the
                  Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Employee, such
                  certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such
                  Restricted Shares, and the Company shall retain physical
                  possession of the certificate.

       (iv)       DIVIDENDS. Dividends paid on Restricted Shares shall be
                  either paid at the dividend payment date, or deferred for
                  payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in
                  connection with a Share split or dividend in Shares, and
                  other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

       (e) Restricted Share Units. The Committee is authorized to grant
    Restricted Share Units to Eligible Employees, subject to the following terms and conditions:

       (i)        AWARD AND RESTRICTIONS. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral
                  period specified for Restricted Share Units by the Committee
                  (or, if permitted by the Committee, as elected by the
                  Eligible Employee). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of
                  performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the
                  criterion or criteria from the list of criteria set forth in
                  Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such criteria were in fact
                  satisfied.

       (ii)       FORFEITURE. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of
                  employment (as determined under criteria established by the
                  Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share
                  Units relate, all Restricted Share Units that are at that
                  time subject to deferral or restriction shall be forfeited;
                  provided, however,  that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture
                  conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting
                  from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share
                  Units.

       (f) Performance Awards. The Committee is authorized to grant Awards to
    Eligible Employees subject to the following terms and performance conditions:

       (i)        PERFORMANCE PERIOD. The Committee shall determine a
                  performance period (the "Performance Period") of one or more years and shall determine the performance objectives for
                  grants of Performance Awards. Performance objectives may vary from Eligible Employee to Eligible Employee and shall be
                  based upon such one or more of the following performance
                  criteria as the Committee may deem appropriate: growth in
                  book, economic book and/or intrinsic book value; appreciation in value of the Shares; total shareholder return; earnings per share; comprehensive income; operating income; net
                  income; pretax earnings; pretax earnings before interest,
                  depreciation and amortization; pro forma net income; return on equity; return on designated assets; return on capital;
                  economic value added; earnings; revenues; expenses; operating profit margin; operating cash flow; free cash flow; cash flow return on investment; operating margin; net profit margin; or
                  any of the above criteria as compared to the performance of a published or special index deemed applicable by the
                  Committee, including, but not limited to, the Standard &
                  Poor's 500 Stock Index. The performance objectives may be
                  determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and
                  Eligible Employees may participate simultaneously with
                  respect to different Performance Awards for which different
                  Performance Periods are prescribed.

       (ii)       AWARD VALUE. At the beginning of a Performance Period, the
                  Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of number of Shares, if any, in the case of Options or Restricted Shares, and the range of dollar values, if any, in the case of SARs or Restricted Share Units, which may be fixed or may vary in accordance with such performance or
                  other criteria specified by the Committee, which shall be
                  paid to an Eligible Employee as an Award if the relevant
                  measure of Company performance for

           the Performance Period is met. The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment of any Performance Award.

       (iii)      SIGNIFICANT EVENTS. If during the course of a Performance
                  Period there shall occur significant events as determined by the Committee which the Committee expects to have a
                  substantial effect on a performance objective during such
                  period, the Committee may revise such objective; provided, however,  that, if an Award Agreement so provides, the
                  Committee shall not have any discretion to increase the
                  amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its
                  qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations
                  thereunder.

       (iv)       FORFEITURE. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of
                  employment during the applicable Performance Period,
                  Performance Awards for which the Performance Period was
                  prescribed shall be forfeited; provided, however,  that the
                  Committee may provide, by rule or regulation or in any Award
                  Agreement, or may determine in an individual case, that
                  restrictions or forfeiture conditions relating to Performance
                  Awards will be waived in whole or in part in the event of
                  terminations resulting from specified causes, and the
                  Committee may in other cases waive in whole or in part the forfeiture of Performance Awards.

       (v)        PAYMENT. Each Performance Award may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Award or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the payment of any Performance Award that the performance objectives and any other material terms were in fact satisfied.

       (g) Dividend Equivalents. The Committee is authorized to grant Dividend
    Equivalents to Eligible Employees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding
    Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

       (h) Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Employees such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a
    "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares,
    Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The
    Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

     6. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

       (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards
    granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in

   addition to, in tandem with, or in exchange or substitution for, any other
   Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or
   Affiliate or any business entity to be acquired by the Company or any
   Subsidiary or Affiliate, shall be determined by the Committee, in its discretion. Notwithstanding the foregoing, the exercise price of any
   Option, grant price of any SAR or purchase price of any other Award conferring a right to purchase Shares which is granted in exchange or substitution for an option, SAR or other award granted by the Company
   (other than in connection with a transaction described in Section 4(c)
   hereof) shall not be less than the exercise price, grant price or purchase price of the exchanged or substituted option, SAR or other award, and outstanding Awards shall not be amended (other than in connection with a transaction described in Section 4(c) hereof) to reduce the exercise price, grant price or purchase price of any such Award.

       (b) Terms of Awards. The term of each Award granted to an Eligible
    Employee shall be for such period as may be determined by the Committee;
    provided, however, that in no event shall the term of any ISO or a SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

       (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a
    Subsidiary or Affiliate upon the grant, maturation, or exercise of an
    Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

       (d) Nontransferability. Except as set forth below and except for vested
    Shares, Awards shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a
    Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Employee only by such Eligible Employee or his guardian or legal representative. Notwithstanding the foregoing, if the Committee expressly so provides in the applicable Award agreement (at the time of grant or at any time thereafter), an Award (other than an ISO) granted hereunder may be transferred by a Participant (for no consideration) to members of his or her "immediate family," to a trust established for the exclusive benefit of solely one or more members of the Participant's
    "immediate family," or to a charitable organization qualified for tax exemption under Code section 501(c)(3). Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the
    Award will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption. An
    Eligible Employee's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employee's creditors.

       (e) Noncompetition. The Committee may, by way of the Award Agreements or
    otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the
    Participant not engage in competition with the Company.

     7. DIRECTOR'S SHARES. Each Director may make an election in writing on or prior to November 15 to receive the Director's annual retainer fees payable in the following calendar year in the form of Shares instead of cash. Any Shares elected shall be payable at the time cash retainer fees are otherwise payable, and the number of Shares distributed shall be equal to 120 percent of the amount of the annual retainer fee otherwise payable on such payment date divided by the Fair Market Value of a Share on such date. Notwithstanding the foregoing, a Director who is first elected or appointed to the Board may make an election under this Section 7 within 30 days of such election or appointment in respect of annual retainer fees payable after the date of the election. Any election made under this Section 7 shall remain in effect for future years unless and until a new election is made in accordance with the provisions of this Section 7.

     8. GENERAL PROVISIONS.

       (a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any
    Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of
    Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the
    Company to register any Shares under federal, state or foreign law.

       (b) No Right to Continued Employment of Service. Neither the Plan nor
    any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates
    to terminate any employee's or director's employment or service at any time.

       (c) Taxes and Information Reporting. The Company or any Subsidiary or
    Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of
    Shares, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee's tax obligations;
    provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable
    Federal, state and local law. The Company or any Subsidiary or Affiliate is further authorized to file information returns with the Internal
    Revenue Service and any applicable state or local taxing authority reporting any income realized with respect to any Award under the Plan
    (and, if necessary, correcting any filing of information returns with respect to prior calendar years).

       (d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant
    Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the
    Company's shareholders to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or

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   amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

       (e) No Rights to Awards, No Shareholder Rights. No Eligible Employee or
    employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

       (f) Unfunded Status of Awards. The Plan is intended to constitute an
    "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any
    Award, which trusts or other arrangements shall be consistent with the
    "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

       (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the
    Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

       (h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

       (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. In the case of Awards to
    Eligible Employees, the Committee shall determine whether cash, other
    Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

       (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws.

       (k) Effective Date, Plan Termination. The Plan, as amended and restated, shall become effective as of July 10, 2003 (the "Effective Date"), subject to approval by the shareholders of the Company. The Plan shall terminate as to future awards on the date which is 10 years after the Effective
    Date.

       (l) Titles and Headings. The titles and headings of the sections in the
    Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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